UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: October 26, 2018

(Date of earliest event reported)

Enservco Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36335	84-0811316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 South Cherry Street, Suite 1000

Denver, Colorado 80246

(Address of principal executive offices) (Zip Code)

(303) 333-3678

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Explanatory Note

On November 1, 2018, Enservco Corporation, a Delaware corporation (the “Company”) filed with the Securities and Exchange Commission (the "SEC") a Current Report on Form 8-K (the "Original Form 8-K"), to disclose that it had entered into a Membership Interest Purchase Agreement (the “Agreement”) with Adler Hot Oil Holdings, LLC, a Delaware limited liability company (the “Seller”) pursuant to which the Company acquired all of the outstandingmembership interests of Adler Hot Oil Service, LLC, a Delaware limited liability company. This Form 8-K/A amends the Original Form 8-K to include the financial information required by Item 9.01 of Form 8-K

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished with this Current Report on Form 8-K:

(a) Financial Statements of Business Acquired

(b) Pro Forma financial information

(d) Exhibits

Exhibit No.	Description

99.1	Audited Financial Statements of Adler Hot Oil Service, LLC as of December 31, 2017 and 2016 and for the years ended December 31, 2017 and 2016
99.2	Unaudited pro forma condensed consolidated financial statements

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSERVCO CORPORATION

Date: January 11, 2019	By:	/s/ Ian Dickinson
Ian Dickinson
Chief Executive Officer
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EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited Financial Statements of Adler Hot Oil Service, LLC as of December 31, 2017 and 2016 and for the years ended December 31, 2017 and 2016
99.2	Unaudited pro forma condensed consolidated financial statements

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